FRONTEGRA FUNDS, INC.

Frontegra IronBridge Small Cap Fund

Supplement Dated November 25, 2003 to Prospectus Dated October 28, 2003

The Fund, under normal market conditions, invests at least 80% of its net assets in equity securities of small-capitalization companies.  Effective December 1, 2003, the Fund’s subadviser, IronBridge Capital Management, LLC, will define a small capitalization company as any company with a market capitalization less than or equal to the largest market capitalization of any company held by the Russell 2000 Index, the Fund’s benchmark.

Please retain this Supplement with the Prospectus.